PGOF-P24 - 02/25

SUPPLEMENT DATED FEBRUARY 12, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM FOCUSED INTERNATIONAL EQUITY FUND AND

PUTNAM VT FOCUSED INTERNATIONAL EQUITY FUND

Effective immediately, the following changes are made to each fund’s Summary Prospectus, Prospectus and SAI:

1)	The last sentence of the second paragraph in the section titled “Investments, risks, and performance – Investments” in each fund’s Summary Prospectus and Prospectus is revised to read:

We may also use derivatives, such as futures, options, warrants, and swap contracts, including credit default swaps and credit default swap indexes, for both hedging and non-hedging purposes. We expect from time to time to invest in credit default swaps and/or credit default swap indexes to hedge against equity market risk.

2)	The first sentence of the sixth paragraph of the section titled “Risks” in each fund’s Summary Prospectus and Prospectus is deleted and replaced in its entirety with the following:

Our use of derivatives, including credit default swaps and credit default swap indexes, may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations.

3)	The following is added at the end of the sixth paragraph of the section titled “Risks” in each fund’s Summary Prospectus and Prospectus:

Investments in credit default swaps or credit default swap indexes are subject to special risks, including the risk that the investment may expire worthless and only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability) and the risk that the counterparty may fail to satisfy its payment obligations to the fund in the event of a default.

4)	The first sentence in the first paragraph of the section titled “What are the fund’s main investment strategies and related risks? – Derivatives” in each fund’s Prospectus is deleted and replaced in its entirety with the following:

We typically engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts (including credit default swaps and credit default swap indexes).

5)	The following is added at the end of the section titled “What are the fund’s main investment strategies and related risks? – Derivatives” in each fund’s Prospectus:

Investments in credit default swaps and credit default swap indexes involve a number of special risks. As a buyer of a credit default swap, the fund may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally. As a party to a credit default swap, the fund is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due), and there can be no assurance that if the fund posts initial or periodic collateral to its counterparty, it will be able to recover such collateral from the counterparty in accordance with the terms of the swap.

6)	The first sentence in the first paragraph of the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS – Derivatives” in each fund’s SAI is deleted and replaced in its entirety with the following:

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements (including credit default swaps and credit default swap indexes) and structured investments, are considered to be “derivatives.”

7)	The following replaces comparable disclosure in the section titled “MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS – Swap Agreements” in each fund’s SAI:

The fund may also invest in credit default swap contracts or credit default swap indexes to hedge against the risk of default of the debt of a particular issuer or basket of issuers or to attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”) or to hedge against equity market risk or other non-credit risks. In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Shareholders should retain this Supplement for future reference.

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